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                                                                    EXHIBIT 10.4

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated this the 22nd day of December, 1997 by and between SOFAMOR DANEK GROUP, INC., an Indiana corporation ("Borrower") and SUNTRUST BANK, NASHVILLE, N.A., a national banking association as agent (the "Agent") for the Lenders, as described and defined below.

                                   RECITALS:

     A. Borrower, Agent and the Lenders are parties to a Credit Agreement dated as of July 22, 1997 (as amended or restated from time to time, the "Credit Agreement").

     B. In connection with the Credit Agreement, Borrower, Agent, Lenders and other parties, entered into certain other Loan Documents (as defined in the Credit Agreement).

     C. SunTrust Bank, Nashville, N.A., Wachovia Bank of Georgia, N.A., Union Planters National Bank and Banque Nationale de Paris, Houston Agency, presently constitute all the Lenders under the Credit Agreement.

     D. The Borrower and the Lenders desire to amend the Credit Agreement as hereinafter provided.

     E. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     F. Attached hereto as collective Exhibit A are the requisite consents of the Majority Lenders, consenting to this Amendment and to Agent's execution and delivery of this Amendment on behalf of Lenders.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1.02 of the Credit Agreement concerning "Definitions" is amended as follows:

         To increase the availability of the Revolving Credit Loan from $80,000,000 to $100,000,000 in accordance with Section 2.20 of the Credit Agreement, the definition of "Maximum Total Amount" is deleted, and the following is substituted in lieu thereof:

                           "Maximum Total Amount" means: (i) with respect to the
                  Revolving Credit Loan, the principal amount of $100,000,000, less the aggregate face amount of all outstanding Letters of Credit, less the aggregate outstanding principal amount of the Swing Line Note, less the aggregate outstanding principal amount of all borrowings under the Foreign Currency Loan; (ii) with respect to the Foreign Currency Loan,





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                  the principal amount of $15,000,000; (iii) with respect to the
                  Letters of Credit Subcommitment, $5,000,000; and (iv) with respect to the Swing Line Loan, the principal amount of $5,000,000.

2. Section 6.01 of the Credit Agreement concerning "Debts, Guaranties and Other Obligations" is amended by deleting subsection (g) of such Section and the following is substituted in lieu thereof:

                           (g) other Debt (including final judgments not covered
                  by insurance and capital expenditures of Borrower and its Significant Subsidiaries) not to exceed $25,000,000 in the aggregate for Borrower and its Subsidiaries, however $5,000,000 of such Debt shall consist only of Debt incurred by Subsidiaries of Borrower domiciled in countries other than the United States.

3. The Loan Documents are hereby amended to the extent necessary to conform to this Amendment. Except as specifically amended herein, the Credit Agreement and the Loan Documents shall remain unamended and in full force and effect.

4. Borrower represents and warrants that the execution and terms of this Amendment have been duly authorized by all necessary corporate action.

5. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

6. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one original. The parties agree that facsimile signatures shall be deemed to be and treated as original signatures of such parties.

         IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Credit Agreement as of the day and date first set forth above.

                                         SOFAMOR DANEK GROUP, INC.


                                         By: /s/ George G. Griffin, III
                                             -----------------------------------
                                         Title:  Executive Vice President & CFO
                                                 -------------------------------

                                         SUNTRUST BANK, NASHVILLE, N.A.,
                                         as Agent for the Lenders


                                         By:  /s/ Bryan W. Ford
                                             -----------------------------------

                                         Title:  Vice President
                                                 -------------------------------



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